UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 30, 2005


                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


 1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                    92619
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 432 1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b) Engagement of Rose, Snyder & Jacobs, A Corporation of Public Accountants.

         On March 30, 2005, the Audit Committee of the Board of Directors of the Registrant appointed Rose, Snyder & Jacobs, A Corporation of Public Accountants, subject to the completion of Rose, Snyder & Jacobs' normal client acceptance procedures, as the Registrant's new independent public accounting firm to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years ended December 31, 2003 and 2004, and through March 30, 2005, neither the Registrant nor anyone acting on its behalf has consulted with Rose, Snyder & Jacobs, regarding either: (i) the application of accounting principles to an opinion that might be rendered on the Registrant's financial statements, or specified transaction, either completed or proposed, or the type of audit; or
(ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in
Item 304(a)(1)(v) of Regulation S-K).


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERPLAY ENTERTAINMENT CORP.


DATE:    APRIL 5, 2005               BY: /S/ HERVE CAEN
                                         ------------------------
                                         HERVE CAEN, CEO


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